Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is entered into as of the ___ day of July, 2026 by and among Nu-Med Plus, Inc., a Utah corporation (the “Company”), and the persons executing this Agreement listed on the signature page hereto under the heading “Series A Shareholders” (each, a “Series A Shareholder” and collectively, the “Series A Shareholders”).

This Agreement is made pursuant to the Share Exchange Agreement, dated as of even date herewith, between the Company and the Series A Shareholders (the “Share Exchange Agreement”).

The Company and the Series A Shareholders hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Share Exchange Agreement shall have the meanings given such terms in the Share Exchange Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Agreement” means this Registration Rights Agreement, as the same may be amended, modified or supplemented in accordance with the terms hereof.

“Closing Date” shall have the meaning set forth in the Share Exchange Agreement.

“Common Stock” means the shares of common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time shares of Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant, or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Company Securities” means any securities proposed to be sold by the Company for its own account in a registered public offering.

“Effective Date” has the meaning assigned to it in Section 4(a) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Forms” means registration statements under the Securities Act on Forms S-4 and S-8, or any successors thereto.

Registration Rights Agreement

“Filing Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the 30th calendar day after the Required Company Shareholder Vote (as defined in the Share Exchange Agreement) is received and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the date on which the Company was required to file such additional Registration Statement pursuant to the terms of this Agreement.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Person” includes any natural person, corporation, trust, association, company, partnership, joint venture, limited liability company and other entity and any government, governmental agency, instrumentality or political subdivision.

The terms “register” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement on other than any of the Excluded Forms in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means, with respect to each Series A Shareholder, that number of Series A Common Shares which represents no less than 40% of the Series A Common Shares issuable upon conversion of the Series A Preferred Shares issued to such Series A Shareholder pursuant to the Share Exchange Agreement.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a), on Form S-3 or another form in the event the Company is not eligible or Form S-3 is not available, and any additional registration statements contemplated by this Agreement, including (in each case) the prospectus, amendments and supplements to any such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 144” is defined in Section 9 of this Agreement.

“SEC” means the Securities and Exchange Commission or any other governmental body at the time administering the Securities Act.

“SEC Guidance” means (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff and (ii) the Securities Act.

“Selling Expenses” means all selling commissions, finder’s fees and stock transfer taxes applicable to the Registrable Securities registered by the Series A Shareholders and all reasonable fees and disbursements of counsel for the Series A Shareholders.

Registration Rights Agreement

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Common Shares” means the shares of Common Stock issuable upon conversion of the Series A Preferred Shares.

“Series A Preferred Shares” means shares of Series A Convertible Preferred Stock of the Company, as designated by the Company with the Utah Division of Corporations and Commercial Code pursuant to the amended and restated designation filed on June 29, 2026.

“Series A Shareholder” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Share Exchange Agreement” has the meaning assigned to it in the introductory paragraph of this Agreement.

2. Registration.

(a) On or prior to each Filing Deadline, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement filed under this Agreement to be declared effective under the Securities Act as promptly as possible after the filing thereof, prior to the applicable Effective Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Series A Shareholders. The Company shall immediately notify the Series A Shareholders via e-mail of the effectiveness of a Registration Statement on the same business day that the Company receives confirmation of effectiveness from the SEC. If required, the Company shall, by 9:30 a.m. (New York City time) within three business days after the Effective Date of such Registration Statement, file a final prospectus with the SEC as required by Rule 424.

(b) Notwithstanding the registration obligations set forth in Section 2(a), if the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Series A Shareholders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the SEC, covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-1 or such other form available to register for resale the Registrable Securities as a secondary offering; with respect to filing on Form S-1 or other appropriate form, and subject to the provisions of Section 2(d) with respect to the payment of liquidated damages; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

Registration Rights Agreement

(c) Notwithstanding any other provision of this Agreement, if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering, including as a result of the application of Rule 415 (and notwithstanding that the Company used commercially reasonable efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the total number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

(i) First, the Company shall reduce or eliminate any securities to be included other than Registrable Securities; and

(iii) Second, the Company shall reduce Registrable Securities represented by the Series A Common Shares (applied, in the case that some but not all of the Series A Common Shares may be registered, to the Series A Shareholders on a pro rata basis based on the total number of Series A Common Shares held by such Series A Shareholders).

In the event of a cutback hereunder, the Company shall give the Holder at least two (2) trading days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement (the “Cut Back Shares”), as amended (the “Remainder Registration Statement”). From and after such date as the Company is able to effect the registration of the resale of such Cut Back Shares in accordance with any Commission restrictions applicable to such Cut Back Shares (the “Restriction Termination Date”), all of the provisions of this Section 2(c) (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use commercially reasonable efforts to have such Registration Statement declared effective within the time periods set forth herein) shall again be applicable to such Cut Back Shares; provided, however, that (i) the Filing Date for such Cut Back Shares shall be ten (10) business days after such Restriction Termination Date, and (ii) the date by which the Company is required to obtain effectiveness with respect to such Cut Back Shares shall be the 30th calendar day immediately after the Restriction Termination Date (or the 60th calendar day if the Commission reviews and provides written comments on such Remainder Registration Statement).

(d) [Intentionally removed].

Registration Rights Agreement

(e) Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Series A Shareholder or affiliate of a Series A Shareholder as any underwriter without the prior written consent of such Series A Shareholder.

(f) In no event shall any Holder be identified as a statutory underwriter in any Registration Statement (including a Remainder Registration Statement); provided, that if the Commission requires that a Holder be identified as a statutory underwriter in a Registration Statement, such Holder will have the option, in its sole and absolute discretion, to either (i) have the opportunity to withdraw from such Registration Statement upon its prompt written request to the Company or (ii) be included as such in the Registration Statement.

(g) (i) Not less than three (3) business days prior to the filing of each Registration Statement and not less than one (1) business day prior to the filing of any related prospectus or any amendment or supplement thereto, the Company shall (i) furnish to each Series A Shareholder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Series A Shareholders, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Series A Shareholder, to conduct a reasonable investigation within the meaning of the Securities Act.

3. Piggyback Registration.

(a) Until after eighteen months of the date of this Agreement, each time the Company proposes for any reason to register any shares of its Common Stock under the Securities Act in connection with the proposed offer and sale of shares of its Common Stock for money, either for its own account or on behalf of any other security holder (a “Proposed Registration”), other than pursuant to a registration statement on Excluded Forms, the Company shall promptly give written notice of such Proposed Registration to the Series A Shareholders who continue to hold Registrable Securities and shall offer the Series A Shareholders the right to request inclusion of its Registrable Securities in the Proposed Registration.

(b) The Series A Shareholders shall have 2 business days from the receipt of such notice to deliver to the Company a written request specifying the number of Registrable Securities such Series A Shareholder intends to sell in the Proposed Registration and the Series A Shareholder’s intended method of disposition.

(c) In the event that the Proposed Registration by the Company is, in whole or in part, an underwritten public offering, the Company shall so advise the Series A Shareholders as part of the written notice given pursuant to Section 3(a), and any request under Section 3(b) must specify that the Series A Shareholder’s Registrable Securities be included in the underwriting on the same terms and conditions as the Common Stock, if any, otherwise being sold through underwriters under such registration.

(d) Upon receipt of a written request pursuant to Section 3(b), the Company shall promptly use commercially reasonable efforts to cause all such Registrable Securities held by the Series A Shareholders to be registered under the Securities Act (and included in any related qualifications under blue sky laws or other compliance), to the extent required to permit sale or disposition as set forth in the Proposed Registration.

Registration Rights Agreement

(e) In the event that the offering is to be an underwritten offering, if any Series A Shareholder proposes to distribute its Registrable Securities through such underwritten offering, then the Series A Shareholder agrees to enter into an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company.

4. Obligations of the Company. If and whenever the Company is required by the provisions hereof to effect or cause the registration of any Registrable Securities under the Securities Act as provided herein, the Company shall:

(a) use commercially reasonable efforts to prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective within 60 days from the Filing Deadline with respect to a registration statement filed pursuant to Section 2 (or 90 days from the Filing Deadline if the SEC reviews the registration statement), or 60 days from the date the Series A Shareholder exercises its rights under Section 3 (or 90 days from the date the Series A Shareholder exercises such rights if the SEC reviews the registration statement) (the “Effective Date”) and to remain effective;

(b) use commercially reasonable efforts to prepare and file with the SEC such amendments to such registration statement (including post-effective amendments) and supplements to the prospectus included therein as may be necessary to keep such registration statement effective, subject to the qualifications in Section 5(a), and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Series A Shareholders set forth in such registration statement;

(c) furnish to the Series A Shareholders such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as each Series A Shareholder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Series A Shareholders;

(d) use all commercially reasonable efforts to make such filings under the securities or blue sky laws to enable the Series A Shareholders to consummate the sales in such jurisdictions of the Registrable Securities owned by the Series A Shareholders;

Registration Rights Agreement

(e) notify the Series A Shareholders at any time when a prospectus relating to their Registrable Securities is required to be delivered under the Securities Act, of the Company becoming aware that the prospectus included in the related registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to the Series A Shareholders a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC;

(g) to use commercially reasonable efforts to cause Registrable Securities to be quoted on each trading market and/or in each quotation service on which the Common Stock of the Company is then quoted; and

(h) notify the Series A Shareholders of any stop order threatened or issued by the SEC and take all actions reasonably necessary to prevent the entry of such stop order or to remove it if entered.

5. Other Procedures.

(a) Subject to the remaining provisions of this Section 5(a) and the Company’s general obligation to use commercially reasonable efforts under Section 4, the Company shall be required to maintain the effectiveness of a registration statement until the earlier of (i) the sale of all Registrable Securities, or (ii) three years from the Effective Date. The Company shall have no liability to the Series A Shareholders for delays in the Series A Shareholders’ being able to sell the Registrable Securities (i) as long as the Company uses commercially reasonable efforts to file a registration statement, amendments to a registration statement, post-effective amendments to a registration statement or supplements to a prospectus contained in a registration statement (including any amendment or post effective amendments), (ii) where the required financial statements or auditor’s consents are unavailable or (iii) where the Company would be required to disclose information at a time when it has no duty to disclose such information under the Securities Act, the Exchange Act, or the rules and regulations of the SEC.

(b) In consideration of the Company’s obligations under this Agreement, each Series A Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e) herein or notice by the Company of any stop order issued by the SEC on the Registration Statement, such Series A Shareholder shall forthwith discontinue its sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Series A Shareholder’s receipt of the copies of the supplemented or amended prospectus contemplated by said Section 4(e) and, if so directed by the Company, shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Series A Shareholder’s possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

Registration Rights Agreement

(c) The Company’s obligation to include a Series A Shareholder’s Registrable Securities in any registration statement or amendment including a post-effective amendment, shall be subject to such Series A Shareholder furnishing to the Company in writing such information and documents regarding such Series A Shareholder and the distribution of such Series A Shareholder’s Registrable Securities as may reasonably be required to be disclosed in the registration statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdiction referred to in Section 4(d) herein. The Company’s obligations are also subject to the Series A Shareholder promptly executing any representation letter concerning compliance with Regulation M under the Exchange Act (or any successor rule or regulation). If the Series A Shareholder fails to provide all of the information required by this Section 5(c), the Company shall have no obligation to include his Registrable Securities in a registration statement or it may withdraw such Series A Shareholder’s Registrable Securities from the registration statement without incurring any penalty or otherwise incurring liability to such Series A Shareholders.

(d) If any such registration or comparable statement refers to a Series A Shareholder by name or otherwise as a stockholder of the Company, but such reference to the Series A Shareholder by name or otherwise is not required by the Securities Act, the rules thereunder or the written policy of the SEC Staff, then the Series A Shareholder shall have the right to request the deletion of the reference to the Series A Shareholder, as may be applicable.

(e) [Intentionally removed].

(f) Each Series A Shareholder shall sell all Registrable Securities sold pursuant to the Registration Statement in compliance with all prospectus delivery requirements and in compliance with the plan of distribution set forth in such Registration Statement.

(g) Each Series A Shareholder agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement any amendment thereto unless the Series A Shareholder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(h) Registrable Securities will cease to be Registrable Securities and cease to have the rights accorded to such Registrable Securities under this Agreement upon the earliest to occur of the following events: (a) such shares shall have been sold pursuant to an effective Registration Statement under the Securities Act; or (b) such Registrable Securities shall have been sold pursuant to a transaction under Rule 144.

6. Registration Expenses. In connection with any registration of Registrable Securities pursuant to Sections 2 and 3, the Company shall, whether or not any such registration shall become effective, from time to time, pay all expenses (other than Selling Expenses) incident to its performance of or compliance, including, without limitation, all registration, and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, printing and copying expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants and other Persons retained by the Company.

Registration Rights Agreement

7. Certain Limitations on Registration Rights. If, at any time prior to the effectiveness of any registration statement filed pursuant to this Agreement, if the Company determines to file a registration statement with the SEC for the public sale of its securities and the managing underwriter of such offering offers to purchase the Registrable Securities for its own account at the same price including underwriting discounts and applicable expenses as paid to the Company, the Series A Shareholder shall either (i) elect to include its Registrable Securities being registered pursuant to this Agreement in the registration statement covering the sale of the Company’s securities, or (ii) immediately cease its public sales for a period of 90 days following the effective date of the registration statement covering the sale by the Company. Additionally, no Series A Shareholder may participate in the registration statement relating to the sale by the Company of its Common Stock as provided above unless such Series A Shareholder enters into an underwriting agreement with the managing underwriter and completes and/or executes all questionnaires, indemnities and other reasonable documents requested by the managing underwriter. A Series A Shareholder shall be deemed to have agreed by acquisition of its Registrable Securities not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities and to use its best efforts not to effect any such public sale or distribution of any other equity security of the Company (including any short sale) or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) within 10 days before or 90 days after the effective date of such registration statement. In such event, the Series A Shareholder shall, if requested, sign a customary market stand-off letter with the Company’s managing underwriter, and to comply with applicable rules and regulations of the SEC.

Notwithstanding any other provision of this Agreement to the contrary, if the SEC or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular registration statement, then the number of Registrable Securities to be registered on such registration statement will be reduced pro rata among the participating Series A Shareholders based on their respective Registrable Securities as necessary to comply with such SEC Guidance or other requirement.

8. Allocation of Securities Included in Registration Statement. In the case of a registration pursuant to Section 7 for the Company’s account, if the Company’s managing underwriter shall advise the Company and the Series A Shareholders in writing that the inclusion in any registration pursuant hereto of some or all of (a) the Registrable Securities sought to be registered by the Series A Shareholders and securities offered by other holders, and (b) the Company’s securities sought to be registered creates a substantial risk that the proceeds or price per unit that will be derived from such registration will be reduced or that the number of securities to be registered is too large a number to be reasonably sold, (i) first, the number of Company Securities sought to be registered shall be included in such registration, and (ii) next, the number of Registrable Securities offered by the Series A Shareholders and securities offered by other holders shall be included in such registration to the extent permitted by the Company’s managing underwriter with the number of Registrable Securities and such other securities being registered determined on a pro-rata basis based on the number of Registrable Securities and securities the participating holders including the Series A Shareholders desire to have registered; provided, however, that, if the Series A Shareholders would be required pursuant to the provisions of this Section 8 to reduce the number of Registrable Securities that they may include in such registration, the Series A Shareholders may withdraw all or any portion of their Registrable Securities from such registration and may resume selling shares under the registration statement (assuming it is effective) referred to in Section 3 after any previously agreed upon lock-up period.

Registration Rights Agreement

9. Rule 144. For one year from the date of this Agreement, the Company covenants that it will file the reports required to be filed under the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, in the event that the Company is not required to file such reports, it will make publicly available information as set forth in Rule 144(c)(2) promulgated under the Securities Act), and it will take such further action as the Series A Shareholders may reasonably request, or to the extent required from time to time to enable the Series A Shareholders to sell their Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC (collectively, “Rule 144”). Upon request of any Series A Shareholder, the Company will deliver to such Series A Shareholder a written statement as to whether it has complied with such requirements.

10. Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

12. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

13. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Share Exchange Agreement.

14. Attorneys’ Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys’ fees, costs and expenses.

15. Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

16. Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

Registration Rights Agreement

17. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Share Exchange Agreement.

18. Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

19. Force Majeure. The Company shall be excused from any delay in performance or for non-performance of any of the terms and conditions of this Agreement caused by any circumstances beyond its control, including, but not limited to, any Act of God, fire, flood, or government regulation, direction or request, or accident, interruption of telecommunications facilities, pandemic, labor dispute, unavoidable breakdown, civil unrest or disruption to the extent that any such circumstances affect the Company’s ability to perform its obligations under this Agreement or the ability of the SEC to perform its responsibilities under the Securities Act.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

THE COMPANY:

Nu-Med Plus, Inc.

By:
William Hayde
Chief Executive Officer

SERIES A SHAREHOLDERS:

Signature

Printed Name of Series A Shareholder

Title of Authorized Signatory if Series A Shareholder is a corporation or other entity

Registration Rights Agreement